Exhibit 99.2

 Investor Presentation  July 2022

 Important Notices  1  This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between North Mountain Merger Corp. (“North Mountain”) and Corcentric, Inc. (“Corcentric”) and the related transactions. In connection with the proposed Business Combination, North Mountain has filed a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). The Registration Statement includes preliminary proxy materials that will be distributed to North Mountain’s shareholders in connection with its solicitation for voting proxies in respect of the proposed Business Combination and other matters described in the Registration Statement, as well as a prospectus relating to the offer of North Mountain’s securities to be issued in the proposed Business Combination. Investors, shareholders and other interested parties are advised to read the Registration Statement (and all amendments thereto) as well as other documents filed by North Mountain with the SEC in connection with the proposed Business Combination because these documents will contain important information about Corcentric, North Mountain and the proposed Business Combination. The definitive proxy statement/prospectus will be mailed to North Mountain’s shareholders as of the record date established for voting on the proposed Business Combination. Interested parties will also be able to obtain copies of such documents, without charge, at the SEC’s website located at www.sec.gov or by directing a request to North Mountain Merger Corp., 767 Fifth Avenue, 9th Floor, New York, NY, 10153, ATTN: Secretary, or by calling (646) 446-2700.  No Representations or Warranties  No representation or warranties, express or implied, are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will North Mountain, Corcentric or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, investment banks, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes that North Mountain and Corcentric believe are reasonable. Neither North Mountain nor Corcentric has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of North Mountain, Corcentric or the Business Combination. Viewers of this presentation should each make their own evaluation of North Mountain and Corcentric, and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.   In addition, this presentation is not, and does not purport to be, an appraisal of the securities, assets or business of North Mountain, Corcentric or any other entity. North Mountain and Corcentric reserve the right to amend or replace this presentation at any time but none of North Mountain, Corcentric, their subsidiaries, affiliates, legal advisors or financial advisors shall have any obligation to update or supplement any content set forth in this presentation or otherwise provide any additional information to the recipient should circumstances, or management’s estimates or opinions, change or any information provided in this presentation become inaccurate. The statements in this presentation, including all forward-looking statements, should not be relied upon as representing North Mountain and Corcentric’s assessments as of any date subsequent to the date of this presentation.  Forward-Looking Statements  Certain statements, estimates, targets and projections in this presentation may be considered forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events, or involve the future performance of, Corcentric and North Mountain. For example, statements regarding the benefits of the proposed Business Combination, the anticipated timing of the proposed Business Combination, projections of future revenue or EBITDA, statements regarding anticipated growth in the industry in which Corcentric operates and anticipated growth in demand for Corcentric’s products or services, projections of Corcentric’s future financial results and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.  These forward-looking statements are based on current estimates and assumptions that are based on management’s current expectations and subject to numerous risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that a business combination disrupts current plans and operations of Corcentric; the ability to recognize the anticipated benefits of a business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably (including, but not limited to, actual revenue generated from new or existing customer contracts), maintain relationships with customers and suppliers and retain its management and key employees; costs related to a business combination; changes in applicable laws or regulations; the possibility that Corcentric or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; Corcentric’s estimates of expenses and profitability; the evolution of the markets in which Corcentric competes; the inability of Corcentric to implement its business plan; the inability of Corcentric to satisfy regulatory and licensing requirements; the impact of the COVID-19 pandemic on Corcentric’s business.  While the forward-looking statements included in this presentation, including the projected financial information, have been made in good faith and are based on assumptions we believe to be reasonable, there is no assurance the expected results will be achieved. Corcentric’s actual results may differ materially based on the risks and uncertainties noted and incorporated herein, and the inclusion of such information in the presentation should not be regarded as a representation by any person that the results reflected in such projections and other forward-looking statements will be achieved. The risks and uncertainties described and incorporated in this presentation are not the only risks and uncertainties Corcentric may face. Additional risks and uncertainties not presently known to Corcentric, or that Corcentric currently considers immaterial, could also negatively affect the business, financial condition, results of operations, prospects, profits and value of the securities of Corcentric. You should read and carefully consider the other information in this presentation and the section entitled “Risk Factors” in the Registration Statement.

 Important Notices (continued)  2  Use of Projections  This presentation contains financial forecasts for Corcentric with respect to certain financial results for Corcentric’s fiscal years through 2023. Neither North Mountain’s nor Corcentric’s independent auditors have not audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Corcentric or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Since the projections cover multiple years, such information by its nature becomes less reliable with each successive year.  Non-GAAP Financial Measures  This presentation contains certain financial information, such as EBITDA, EBITDA CAGR, EBITDA Margin, Adjusted EBITDA, Adjusted gross profit, Adjusted gross profit margin, which have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). North Mountain and Corcentric believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Corcentric’s financial condition and results of operations. North Mountain and Corcentric believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Corcentric’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Corcentric’s financial statements. Given the inherent uncertainty regarding projections, projected non-GAAP measures have not been reconciled back to the nearest GAAP measure. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. You should review North Mountain’s and Corcentric’s audited financial statements, included in the Registration Statement. Please refer to the Appendix for a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.  Trademarks  This presentation contains trademarks, service marks, trade names and copyrights of North Mountain, Corcentric and other companies, which are the property of their respective owners.  Rounding  Note figures may not sum due to rounding.  Participants in the Solicitation  North Mountain, North Mountain’s sponsor, Corcentric and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of North Mountain, in connection with the proposed Business Combination. Information regarding North Mountain’s directors and executive officers is contained in North Mountain’s Annual Report on Form 10-K for the year ended December 31, 2021, which is filed with the SEC. Additional information regarding the interests of those participants, the directors and executive officers of Corcentric and other persons who may be deemed participants in the Business Combination may be obtained by reading the Registration Statement and the proxy statement/prospectus and other relevant documents filed with the SEC. Free copies of these documents may be obtained as described above.  No Offer or Solicitation  This presentation is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This presentation shall also not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale, issuance, or transfer of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

 Today’s presenters  Corcentric  Doug Clark  Founder, CEO,  and Chairman  Matt Clark  President and COO  3  Tom Sabol  CFO  Chuck Bernicker  CEO, President,  and Director  North Mountain Merger Corp.   Fritz Smith  Chief Revenue Officer

 North Mountain overview  Who we are and what we offer  Extensive public company experience at CardConnect and First Data  Anchor investors and significant portion of committed capital from long-term investors  Execution and structuring capability within the Financial Technology sector  $132M equity capital raised in September 2020 via a listing on the Nasdaq  Strong track record of   identifying and sourcing transactions with proven playbook of value creation  Proprietary sourcing channels and leading industry relationships with strategic corporates and financial sponsors  Who we are and what we offer  Extensive public company experience at CardConnect and First Data  Anchor investors and significant portion of committed capital from long-term investors  Execution and structuring capability within the Financial Technology sector  $132mm equity capital raised in September 2020 via a listing on the Nasdaq  Strong track record of   identifying and sourcing transactions with proven playbook of value creation  Proprietary sourcing channels and leading industry relationships with strategic corporates and financial sponsors  Successful Billtrust de-SPAC  Announced combination with Billtrust in October 2020  Pro forma enterprise value of $1.3B, equal to 10.5x 2021 multiple  1-day post announcement price impact: 15.6%  Completed successful follow-on offering of $127M1 on 06/30/2021  Billtrust is a leading provider of cloud-based software and integrated payment processing solutions that simplify and automate B2B commerce  Billtrust provides mission-critical solutions that automate accounts receivable workflows. Solutions span credit decisioning and monitoring, online ordering, invoicing, cash application and collections  Huge TAM with strong tailwinds in B2B commerce and electronic billing and payments  NMMC Management Team Led CardConnect to Success  NMMC Management Team Led Billtrust to Success  NMMC is an Ideal Partner for Corcentric  CardConnect Stock Price Performance  CCN outperforms the S&P 500 by +30% over ~1 year  4  100%+  Net dollar retention  1,800+  Clients in the mid-market enterprise space across various industries  $1T+  Invoice dollars processed,  reflecting large total  addressable market  $56B+  Total Payment Volume  Source: Company filings and Factset.  (1) Includes executed greenshoe on 7/01/2021

 Doug Clark  Founder, CEO,  and Chairman  Introduction to Corcentric

 Our mission is to transform how businesses purchase, pay, and get paid  6

 Business Outcomes Delivered  Corcentric at a glance  Scale  Note: Adjusted gross profit / margin and adjusted EBITDA are non-GAAP metrics. Definitions and reconciliations are provided in the appendix   (1) Derived by multiplying the number of large and mid-size enterprise companies per Dun & Bradstreet by average total revenues (excluding payments revenues) per customer; data as of 6/21/21 (2) For the trailing twelve month (TTM) period ended March 31, 2022; (3) Excludes estimated public company costs of $4.8M and $7.8M for 2022E and 2023E, respectively   2,500+  Customers and   growing  $100B+  Platform transaction volume  $140B+  Estimated global B2B software & services revenue opportunity1  Profitability  69%  2022E adj. gross margin from Payment, Software and Advisory   $42M  2022E adj.   EBITDA3  47%  2021 – 2023E adj.  EBITDA CAGR3  Performance  $145M  2022E Payment, Software and Advisory revenue  32%  2022E Payment, Software and Advisory revenue growth  109%  Dollar-based net retention2  Enable growth  Optimize working capital  Increase EBITDA  Enhance visibility  Increase business agility  Minimize risk  Payments  Software  Advisory services  How We Do It  Source-to-Pay (S2P)  Order-to-Cash (O2C)  Proprietary B2B Commerce Network  What We Do  By the Numbers  Platform Overview  7

 Our experienced, founder-led management team  Buffi Gibbons   Chief HR Officer  Manish Jaiswal  Chief Product Officer  Sunil Padiyar  Chief Technology Officer  Doug Clark  Founder, CEO, and Chairman  Matt Clark  President and COO  Mark Joyce  EVP and Chief Accounting Officer  8  Tom Sabol  CFO  Fritz Smith  Chief Revenue Officer  Ed Benack  Chief Customer Officer  Sophie Hubscher  General Counsel & SVP  25+ years  20+ years  15+ years

 B2B commerce still relies on highly-manual, legacy solutions  9  Order-to-Cash  Source-to-Pay Workflow  Order-to-Cash Workflow  Payment Acceptance  PO Acceptance  Cash Application   Contract / Purchase order  Invoice  Resend invoice (if error)  Write / Print check  Mail Check  Shipment of Goods  Sourcing  Source-to-Pay  Invoice Disbursement   Payment Disbursement  PO Creation  Reconciliation  Receipt of Goods  Sourcing  Invoice Acceptance

 10  We are connecting buyers and suppliers with a B2B commerce network   Digitize andautomate invoicingand paymentprocesses  Streamlinepurchasing with fullspend transparency  Connecting Source-to-Pay and Order-to-Cash creates a powerful flywheel effect  BUYERS  SUPPLIERS  Order-to-Cash  Source-to-Pay  S2PSoftware  O2CSoftware  Multi-modalPayments  Multi-modalPayments  Source: Management reporting

 We have been innovating in B2B commerce for over 25 years  11  Launched Corcentric   3-way matching for invoices  Acquired and launched cloud-based Accounts Payable automation solution COR360  Boosted procurement and finance Advisory capabilities via SourceOne acquisition  Corcentric is well-positioned to lead the next wave of innovation in B2B commerce  Strengthen AP Payments capabilities via Vendorin acquisition  Strengthened AR invoicing/document distribution capabilities and expanded global footprint via Netsend acquisition  Optimized modular source-to-pay tools and expanded global footprint via Determine acquisition  Early adopter of ACH+ payments and supply chain financing at scale  2008  2010  2018  2020  2019  2019  1996  Signed merger agreement with NMMC and plan to list publically   2021  Raised first growth equity capital from Bregal Sagemount  2020

 Matt Clark  President and COO  Corcentric’s   market opportunity and value proposition

 13  Estimated global B2B software & services revenue opportunity2  $145M  We are early adopters of payment solutions with $100B+ in transaction volume on our network today  $2B+ embedded whitespace opportunity3  The B2B commerce industry is massive  $120T+  B2B transaction volume globally1  $140B+  Source-to-Pay (S2P) + Order-to-Cash (O2C)  Source: (1) Visa Investor Day Presentation (2020); available at https://s1.q4cdn.com/050606653/files/doc_presentations/2020/02/Visa-Inc-2020-Investor-Day-Full-Presentation.pdf; (2) Derived by multiplying the number of large and mid-size enterprise companies per Dun & Bradstreet by average total S2P and O2C revenues per customer; data as of 6/21/21; (3) Calculated by multiplying 2,500 customers by the revenue opportunity for a fully engaged customer and then subtracting 2021A revenue, whitespace includes payments revenue opportunity; reference slide 16  2022E payments, software and advisory revenue

 14  Corcentric addresses the entire B2B value chain  Focus  O2C  S2P (Procurement & AP)  O2C (AR)  AP / AR  S2P  End market  Enterprise / Mid-market  Enterprise / Mid-market  SMBs  Enterprise   Integrated payments  Core competency    Early days  Customers  1,800+4  2,500+  115,6003  2,000+1  Source: (1) Coupa Investor Presentation (June 2021); (2) Avidxchange press release (August 13, 2021); (3) Bill.com FY21 Q3 10Q; (4) Billtrust FY20 10K; (5) Visa Investor Day Presentation (2020); available at https://s1.q4cdn.com/050606653/files/doc_presentations/2020/02/Visa-Inc-2020-Investor-Day-Full-Presentation.pdf; (6) Coupa S-1, 4/03/2017; (7) Avidxchange S-1, 9/17/2021; (8) Bill.com S-1, 12/12/2019  AP  Mid-market    7,000+2  Transaction volume opportunity  $120T volume5  $120T+ volume5  $9T volume8  $13T volume6  $25T volume7  

 15  Corcentric’s value proposition  Corcentric’s end-to-end software & payment solutions automate B2B processes and…  3  1  Generates high customer ROI  2  Drives operational improvement  Optimizes working capital and cash flow  …deliver a compelling value proposition to its customers  1  Sourcing  1  Sourcing  2  PO Creation  3  PO Acceptance  5  Receipt of Goods  4  Shipment of Goods  7  Invoice Acceptance  6  Invoice Disbursement  8  Payment Disbursement  9  Payment Acceptance  11  Reconciliation  10  Cash Application  Source: Management reporting  BUYERS  SUPPLIERS

 Software  Payments  Advisory  16  Unparalleled monetization across the B2B value chain  Corcentric leverages a combination of software, payments and advisory services…  Illustrative economics:  …to fully monetize each buyer / supplier transaction, providing multiple "bites at the apple" that others are unable to manage  SaaS SubscriptionSource to Pay~$150,000 / year  Payments (Multiple Modalities)~250 bps of volume  Advisory Services  ~$100,000 / year  SaaS SubscriptionOrder to Cash~$100,000 / year  eSourcing /Contracting  S2P  Procurement  S2P  Invoicing /e-Billing  O2C  AP Automation  S2P  PaymentSolutions  S2P / O2C  Supply Chain Financing  O2C  Collections / Credit Mgmt  O2C  Cash Application  O2C  Sourcing  S2P  Source: Management reporting

 Source-to-Pay solutions  Source-to-Pay Solutions  Supplier Management  Sourcing  Analytics  Contract Lifecycle Management  Procurement  Invoice Management  Financial Management  Payments + Financing   Analytics  Uncover insights that drive smarter spend decisions  Sourcing  Improve supplier selection and drive savings  Supplier Management  Build stronger supplier relationships and manage risk  Contract Lifecycle Management  Automate the entirety of a contract lifecycle  Procurement  Control spend and improve compliance  Invoice Management  Automate invoice processing  Financial Management  Improve spend management and reporting  Payments + Financing  Automate multimodal payment disbursement  Software  Payments  Advisory services  17

 Invoicing + eBilling  Automate invoice creation and distribution  Order-to-Cash solutions  Software  Payments  Advisory services  Invoicing + eBillling  Analytics  Credit Management   Assess and issue lines of credit  Dispute Management  Dispute, resolve, and mitigate issues  Collections Management  Employ best-practice collection processes  Supply Chain Financing  Set flexible payment terms  Managed AR Services  Fully outsource AR management  Analytics  Uncover actionable insights on O2C and payments  CashApplication  Streamline payment collection and reconciliation  Order-to-Cash Solutions  Dispute Management  Supply Chain Financing  Managed AR Services  Cash Application  Collections Management  Credit Management  18

 Corcentric simplifies Order-to-Cash  19  Software  Payments  Advisory services  Cash  Application  Collections  Management  ORDER – TO – CASH  SOLUTIONS  Services  ManagedAR  Supply Chain  Finance  DisputeManagement  Credit Management   Invoicing  + eBilling  Analytics  Invoice Delivery +Management  Payments  BUYERS  Single, consolidated payment  SUPPLIERS  Customer Support  Multimodal   Payments

 Corcentric removes process and system integration friction  20  Order-to-Cash   customer

 A superior Order-to-Cash solution  21  Cash flow uncertainty  Antiquated billing  Long DSO’s  Poor customer onboarding / service  High dispute frequency  Lack of spend visibility  fundamental challenges with existing solutions  Corcentric’s O2C Solution Benefits  Cash flow certainty  Bad debt elimination  Enhanced customer satisfaction  Unlocked resources through automation  Streamlined cash application  Immediate revenue growth

 22  Proprietary B2B commerce network of buyers and suppliers  Digitize andautomate invoicingand paymentprocesses  Streamlinepurchasing with fullspend transparency  $100B+  Platform transaction volume  Connecting Source-to-Pay and Order-to-Cash creates a powerful flywheel effect  450K+  BUYERS  1.4M+  SUPPLIERS  Order-to-Cash  Source-to-Pay  S2PSoftware  O2CSoftware  Multi-modalPayments  Multi-modalPayments  Source: Management reporting

 Built on an integrated, modern technology stack  Technology Solutions  Technology Architecture  Cloud native  Multi-tenant  Single code base  Integration Partners  3rd Party networks  ERPs  Network of networks created via integrations with suppliers and buyers  Source-to-Pay (S2P)  Proprietary B2B commerce network  Order-to-Cash (O2C)  Multi-tenant architecture with single code base  Platform-as-a-Service with apps  Robust Extension Framework as part of the core platform  Unique way to manage applications using AWS and an online builder   No-code low-code app framework  Full service-oriented architecture (restful APIs)  Business Innovation Lab focused on disruptive technologies like AI / ML and blockchain  Ability to serve as a single pane of glass over multiple ERP solutions  Key differentiators  23

 24  Key Stats  Blue chip customer base and significant embedded whitespace opportunity  2,500+  total customers  109%  Dollar-based net retention1  $2B+  Total whitespace2  $100B+  Platform transaction volume  Source: (1) For the TTM period ending March 31, 2022; (2) Calculated by multiplying 2,500 customers by the revenue opportunity for a fully engaged customer and then subtracting 2021A revenue, whitespace includes payments revenue opportunity  Manufacturing  34%  Consumer/Retail  15%  Other  17%  Finance  3%  Food/Beverage  5%  Transportation  6%  Distribution6%  Healthcare14%  Top 100 Customers by End Market

 Transforming S2P for a Fortune 500 global chemical and ingredients distributor  Large tail spend  Limited visibility into supplier contracts and end user compliance  Lean sourcing and procurement team  Decentralized procurement activities  Limited subject matter expertise  $300M  in spend reviewed and addressed  $6.5M  realized savings  50+  workflows and processes impacted  4x  ROI  Global Deployment  plans are underway  25  Challenges  Solution  Impact (FROM March 2020 THROUGH JUNE 2021)  138  North American production sites serviced  Supplier  Spend analysis and procurement / AP workflows  Automatically distributed POs and matched all incoming invoices  Customer

 Supplier  Unlocking value for one of the largest tire and rubber companies…  CustomerComplaints  reduced substantially  Enrollment delays  Slow response times  Poor customer experience  Decrease in sales  Visibility  into consumer spend and behavior increased  >10%  Sales increase  Working Capital  enhanced materially  DSO  Decreased significantly  CustomerEngagement  improved considerably  26  Challenges  Solution  Impact (FROM August 2018 THROUGH JUNE 2021)  O2C Customer  Improvement and management of billing, credit and AR services  Analyzed supplier data and assessed credit risk

 …a success story on multiple levels  27  Win – win – WIN  Land and expand  Network effect  Multiple levers driving   increased value  Delivering outcomes that   lead to growth  Value creation for customer,   its customers, and Corcentric  Customer benefits from our solution but so do its customers   Unique combination of capabilities paired with balanced O2C/S2P perspective  Stickiness and revenue growth   Executed and delivered outcomes with their largest customer  Outcomes delivered leads to more of their customers being onboarded  Drives continuous cycle of execution, validation, stickiness and revenue growth  Converted GPO supplier to O2C customer  Speed to revenue and ability to quickly integrate  Seamless top customer transition

 Deploying our full suite of services for Daimler  Double-digit  growth in  revenues realized  Refining billing and support services across Daimler’s vast dealer network  Enabling e-invoicing  Finding the right partner to manage billing and collections  Enhanced invoice capabilitiesand support services  Validating supplier data for payments  17.6k  unique connections between dealer and buyer ERP & POS systems  59%  DSO reduction  Invoice  processing substantially increased  86%  decrease in disputes  Customer  acquisition and retention improved significantly  Challenges  Solution  Impact (FROM February 2012 THROUGH JUNE 2021)   28  Supplier

 Multiple vectors driving growth and upside  29  Strategic M&A  3  Acquisitions in last 3 years  International Expansion  12  Countries served today  Win New Customers  15  Sales efficiency1  Payments Monetization  3%  Of existing transaction volume monetized  Massive Cross-Sell Opportunity  $2B+  Whitespace  opportunity  New Products & Innovation  87  R&D team members  Note: Data as of June 17, 2021. (1) Corcentric tracks sales efficiency as a function of Business Development Representative (BDR) productivity; 1 BDR is able to close ~15 new logos annually

 $100B+  Corcentric platform transaction volume  $2.7B+  Monetized transaction volume in 2021  Significant opportunity to monetize the $100B+ of transaction volume on our platform  Monetization Methods  Source-to-pay  Automate AP payment disbursement across payment types  Order-to-cash  Optimize cash flow and streamline AR payment acceptance  Virtual card  Supply chain financing  Merchant acquiring  Enhanced ACH  Supply chain financing  Enhanced ACH  30  Aggregate purchasing

 Go-to-market strategy  Fritz Smith  Chief Revenue Officer

 Go-to-market strategy  Make the sale  Implement the solution  Foster customer satisfaction  Drive retention / renewals  Sell  Deliver  Delight  Support  Platform-based sales  Teams organized by vertical and customer size  Point solution  Broader customer reach  Note: Bookings data based on 2021  Direct sales  Indirect sales  CUSTOMER  32  Payment partners  Integration partners  Technology partners  Referrals  Partners  Resell  Strong network effect sales model  Payments as a core competency enables cross-sell and upsell into O2C and S2P solutions  Cost effective customer acquisition strategy  Higher margin

 Strategic alignment around go-to-market complementing sales plays  33  Repeatable sales motion aligned to enable specific teams to successfully sell a solution   to a specific set of customers and personas  Channel  Target Persona  Team  Territory  Solution  Message

 CFOs face unique challenges  Complexities in B2B commerce, including opaqueness in each step along the value chain, results in companies mismanaging cash flow  40%+1 of B2B transaction volume is still processed through paper checks, which is manual, expensive, and prone to error   Proliferation of point solutions result in the need to purchase many systems and solutions that come with high costs and poor integration  Hundreds of available accounting and reporting systems pose business and integration challenges  Traditional B2B commerce represent a staggering proportion of expenses that directly eat into company bottom lines  Inefficient Legacy  Systems & Processes  Proliferation of Point Solutions  Complex Integration Requirements  High Costs  Poor Cash Flow Management  (1) PMNTS.com “Deep Dive: Why Paper Checks Still Factor Into B2B Firms' Payment Optimization Plans” (2021)  34

 Corcentric’s unique all-in-one solution  35  Source  Managed accounts payable  Managed accounts receivable  Purchase | Pay | Get Paid  DPO Extension  DSO Reduction  Source-to-pay  Order-to-cash  Supplier Management  Analytics  Procurement  Invoice Management  Sourcing  Contract Lifecycle  Management  Financial Management  Payments + Financing  Credit Management  Invoicing + Billing  Dispute  Management  Collections  Management  $  Cash Application  Receivables Finance  Analytics  Managed AR Services  Settle  Payments  Trade  Finance  Managed  Service  Platform

 Office of the CFO: Go-to-Market  36  Growth  Risk  Taxation & Regulatory  Governance & Compliance  Financial Reporting & Accounting  Capital Management  Funding for Growth  Cost Control & Efficiency  O2C – Managed AR/EIPP   Payments  S2P – Upstream, P2P, AP Workflow, Managed AP  OFFER SET via ADVISORY INSIGHT:  Vision Alignment: The Sales Executive  Value Assessment: Advisory Services (light, no charge)  Business Operations Workshop: Solutions Engineering (Pull SW sale)  SALES MOTION

 Financial overview  Tom Sabol  Chief Financial Officer

 38  Financial highlights  $145M  2022E Payment, Software and Advisory revenue  32%  2022E Payment, Software and Advisory revenue growth1  109%  Dollar-based net retention2  69%  2022E adj. gross margin from Payment, Software and Advisory  44%  2022E adj. EBITDAYoY growth3  Note: Adjusted gross profit / margin and adjusted EBITDA are non-GAAP metrics. Definitions and reconciliations are provided in the appendix   (1) Compared to 2021 payment, software and advisory revenue of $110M; (2) For the TTM period ended March 31, 2022; (3) Excludes estimated public company costs of ~$4.8M  Significant scale  Rapid growth  High retention  High gross margins  Attractive profitability

 39  Our revenue model (excluding equipment sales)  Fees from implementations and consulting services   Generally charged on per project or hourly rate  Advisory services  18%  Q1 2022 revenue  Note: The remainder of our revenues are generated through equipment sales  Per transaction processing fees  Based on either a percentage of dollar volume or a fee per number of electronic transactions  Multiple monetization methods drive a premium take rate  PaymentS  55%  Q1 2022 revenue  Tiered subscription pricing  Contracted recurring revenue  Evergreen contracts  Software  27%  Q1 2022 revenue

 40  Strong underlying operating metrics driving top line growth  +1,137bps  Total monetized transaction volume ($M)  Dollar-based net revenue retention  Note: 2019 dollar-based net revenue retention analysis includes only revenues from Cor360 and CorConnect; Definitions for Total monetized transaction volume and Dollar-based net revenue are provided in the appendix

 41  67%  67%  68%  Adj. Payment, Software and Advisory Margins  Substantial investments in organic and inorganic opportunities to capture the significant market opportunity  Compelling financial profile  2020  2019  Q1’22  GAAP Revenue ($M)  Adjusted EBITDA ($M)  Adjusted gross profit ($M)  Note: Adjusted gross profit / margin and adjusted EBITDA are non-GAAP metrics. Definitions and reconciliations are provided in the appendix  8%  10%  7%  7%  3%  10%  Adj. Equipment Sales Margins  2020  2019  2021  Advisory  Payment  Software  Equipment  Sales  $110  $101  $103  64%  6%  67%  21%  Q1’21  Q1’22  25%  2021  Q1’21  21%  68%  $25  $30

 42  Adjusted EBITDA ($M)2  Adjusted gross profit ($M)  Financial projections  68%  68%  72%  CAGR  47%  CAGR  Note: Adjusted gross profit / margin and adjusted EBITDA are non-GAAP metrics. Definitions and reconciliations are provided in the appendix  (1) Company does not forecast equipment sales revenue, because the business is managed from the Gross Profit perspective; (2) Excludes estimated public company costs of ~$4.8M and ~$7.8M for 2022E and 2023E, respectively   Payment, Software and Advisory revenue ($M)1  10 %  Adj. Payment, Software & Advisory Margins  Adj. Equipment Sales Margins  2022E  2021  2023E  33%  CAGR  30%

 43  Payment, Software and Advisory revenue 2023E  Payment, Software and Advisory revenue 2021  Business mix evolution (excluding equipment sales)  Software and payments revenues are recurring or re-occuring in nature  86%  Recurring or re-occuring revenue  87%  Source: Management reporting  Note: The remainder of our revenues are generated through equipment sales  Recurring or re-occuring revenue

 44  Medium-term operating model  Payment, Software and Advisory revenue growth  Adj. EBITDA growth1  30%+  25%+  Payment, Software and Advisory adj. gross margin  70%+  Note: 3-5 year targets; Adjusted gross profit / margin and adjusted EBITDA are non-GAAP metrics. Definitions and reconciliations are provided in the appendix  (1) Includes public company costs  Target %

 Doug Clark  Founder, CEO,  and Chairman  Conclusion

 Corcentric key highlights  Large TAM with strong tailwinds in B2B commerce  Unmatched combination of cloud-based software, payments and advisory services  Unique combination of strong revenue growth and profitability  Multiple vectors driving growth and upside  Enterprise and mid-market customer base across diversified industry verticals  Comprehensive, end-to-end suite of source-to-pay and order-to-cash solutions   Proprietary B2B commerce network of buyers and suppliers  46

 Thank you

 Transaction highlights

 Note: Transaction assumes a $50M PIPE at $10.00, no redemptions by NMMC public shareholders, $27M cash to the balance sheet, and $120M cash to existing Corcentric shareholders; Corcentric has a unilateral $150M minimum cash condition, net of SPAC acquirer fees. The minimum cash condition may be reduced to $125M net of SPAC acquirer fees with the consent of Corcentric; Figures may not sum due to rounding; (1) Assumes no redemptions by NMMC public shareholders; (2) $12M of cash dedicated to the balance sheet with residual being using to pay down debt; (3) Illustrative transaction fees and expenses for both SPAC and target; (4) Includes 89.3M Corcentric shares, 13.2M NMMC common shares, 5.0M PIPE shares, and 2.6M NMMC sponsor shares (excludes 2.1M NMMC sponsor shares subject to price vesting conditions); Excludes tranches subject to time triggers and early price releases (5) Pro-forma capitalization as of 12/31/21; (6) Assumes $10.00 per share; Excludes the dilutive impact of NMMC public warrants, Corcentric earnout, founder share earnout, and the new, to-be-established equity incentive plan; 4.7M SPAC sponsor shares are issued and outstanding immediately post Closing, including exchanged warrant shares; Excludes 2.1M founder shares subject to earnout, vesting ratably at $12.50 per share and $15.00 per share; Excludes tranches subject to time triggers and early price releases  12.0%  NMMC Public Shareholders  81.1%  Existing Corcentric Shareholders  Transaction summary  Pro forma enterprise value of $1.229B  2023E adj. revenue multiple of 6.5x  Corcentric shareholders to receive $1,013M  $893M in rollover equity and $120M in secondary proceeds  $50M PIPE investment into Corcentric in connection with the merger  Corcentric to receive $27M in primary proceeds to fund growth1  North Mountain Merger Corp. to receive 1 of 7 board seats  Pro forma ownership at closing6   Transaction highlights  Pro forma capitalization (at $10.00 per share)4  ($M)  Corcentric Rollover Equity  $893  NMMC Cash in Trust1  $132  PIPE Proceeds  $50  Total Sources  $1,075  ($M)  Corcentric Rollover Equity  $893  Secondary Proceeds  $120  Cash to Balance Sheet2  $27  Estimated Transaction Expenses3  $35  Total Uses  $1,075  Sources  Uses  ($M)  Implied Pro Forma Equity Value4  $1,101  Pro Forma Debt5  $140  Pro Forma Cash5  $12  Pro Forma Enterprise Value  $1,229  4.5%  PIPE Investors  2.4%  NMMC Founder Shares  49

 50  Peer select operating metrics  CY23E Adj. gross margin  Software and FinTech Median2  Source: Company materials; FactSet as of 6/30/2022  (1) Represents Payment, Software, and Advisory revenue + gross profit on equipment sales (2) Paymentus is based off net revenue  CY23E Adj. EBITDA margin  CY21E-CY23E Adj. revenue CAGR  1

 51  Peer select trading metrics  FV / CY23E Adj. revenue  FV / CY23E Adj. revenue   / CY23E adj. revenue growth  Software and FinTech Median2  Source: Company materials; FactSet as of 6/30/2022  (1) Represents Payment, Software, and Advisory revenue + gross profit from equipment sales (2) Paymentus is based off net revenue  FV / CY23E Adj. gross profit  / CY23E revenue growth  FV / CY23E Adj. gross profit  CY23E Adj. revenue growth   28%   38%   21%   22%  20%   22%  1

 Appendix

 Corcentric financial summary  Source: Company materials  Note: Company does not forecast equipment sales revenue, because the business is managed from the Gross Profit perspective   (1) 2022E and 2023E adjusted EBITDA excludes estimated public company costs of $4.8M and $7.8M respectively  53     Year ended December 31,  Three months ended   March 31,  ($M)  2019  2020  2021  2022E  2023E  Q1 2021  Q1 2022  Payment Revenue  $51   $50   $62   $85   $118   $14  $17  % growth  14%  (3%)  25%  37%  39%  -  22%  Software Revenue  $22   $31   $33   $36   $43   $8  $8  % growth   129%  42%  6%  11%  19%  -  (1%)  Advisory Revenue  $30   $21   $15   $23   $25   $3  $6  % growth  19%  (30%)  (27%)  53%  7%  -  67%  Total Payment, Software, and Advisory Revenue  $103   $101   $110   $145   $186   $25  $30  % growth  (2%)  8%  32%  29%  -  20%  Equipment Sales Revenue  $42   $73   $44   -  -  $11  $11  % growth  76%  (40%)  -  -  -  13%  Total Revenue  $145   $175   $154   -  -  $36  $41  % growth  21%  (12%)  -  -  -  12%  Adjusted Gross profit from Payment, Software, and Advisory Revenue  $68   $67   $74   $98   $135   $16  $20  % margin  67%  67%  68%  69%  72%  64%  67%  Adjusted Gross profit from Equipment Sales  $3   $2   $4   $5   $4   $1  $2  % margin  7%  3%  10%  -  -  6%  21%  Total Adjusted Gross profit   $71   $70   $79   $103  $139   $17  $22  % margin  49%  40%  51%  -  -  48%  55%  Adj. EBITDA1  $32   $27   $29   $42   $63   $5  $8  % growth  (16%)  7%  45%  50%  -  68%  CapEx  $11   $14   $17   $24   $19   $4  $5  % Total Revenue  8%  8%  11%  -  -  10%  13%

 Revenue & Gross profit reconciliation  54  Source: Company materials  Note: Adjusted gross profit / margin are non-GAAP financial measures; Zero values represent numbers less than $500,000     Payment, Software and Advisory     Equipment Sales     Total     Year ended December 31,     Year ended December 31,     Year ended December 31,  ($M)  2019A  2020A  2021A     2019A  2020A  2021A     2019A  2020A  2021A  Revenues  $103   $101   $110      $42   $73   $44      $145   $175   $154   Direct cost of equipment sales  (35)  (34)  (36)     (39)  (71)  (40)     (73)  (105)  (75)  Depreciation and amortization allocated to costs of revenue  (12)  (14)  (19)     -  -  -     (12)  (14)  (19)  Gross profit  $56   $53   $55      $3   $2   $4      $59   $55   $60                                       Depreciation and amortization  12  14  19     -  -  -     12  14  19  Stock-based compensation expense included in cost of revenues  0  0  0     -  -  -     0  0  0  Adjusted Gross Profit (Non-GAAP)  $68   $67   $74      $3   $2   $4      $71   $70   $79         Gross margin  55%  52%  50%     7%  3%  10%     41%  32%  39%  Adjusted gross margin (Non-GAAP)  67%  67%  68%     7%  3%  10%     49%  40%  51%

 Revenue & Gross profit reconciliation (continued)  55  Source: Company materials  Note: Adjusted gross profit / margin are non-GAAP financial measures; Zero values represent numbers less than $500,000     Payment, Software and Advisory     Equipment Sales     Total     Three months ended March 31,     Three months ended March 31,     Three months ended March 31,  ($M)  2021A  2022A     2021A  2022A     2021A  2022A  Revenues  $25   $30      $11   $11      $36  $41   Direct cost of equipment sales  (9)  (10)     (11)  (8)     (20)  (18)  Depreciation and amortization allocated to costs of revenue  (4)  (5)     -  -     (4)  (5)  Gross profit  $12   $15      $1   $2      $12   $18                              Depreciation and amortization  4  5     -  -     4  5  Stock-based compensation expense included in cost of revenues  0  0     -  -     0  0  Adjusted Gross Profit (Non-GAAP)  $16   $20      $1   $2      $17   $22         Gross margin  46%  51%     6%  21%     34%  43%  Adjusted gross margin (Non-GAAP)  64%  67%     6%  21%     45%  55%

 EBITDA reconciliation  56     Year endedDecember 31,  Three months ended March 31,  ($M)  2019  2020  2021  2021  2022  Net (loss) income   ($4)   $3    ($33)  ($7)  ($1)  Adjustments:  Interest expense, net   9    7    9   2  2  Provision (benefit) for income taxes   (1)   (5)   1   2  0  Depreciation and amortization   17    19    24   6  6  Earnings Before Interest Taxes Depreciation and Amortization   $21    $23    $2   $4  $8  Adjustments:  Stock-based compensation expense   1    2    24   1  1  Foreign currency (gain) loss   (0)   0    (0)  0  0  Equity in (income) loss of affiliate   0    (0)   (0)  0  (0)  Change in Contingent Consideration   2   0  0  -  -  Acquisition costs¹   3    1    0   0  0  Acquisition Accounting Adjustments   5    (1)   -   -  -  Restructuring and strategic project expenses²   0    1    3   0  -  Adjusted EBITDA (Non-GAAP)   $32    $27    $29   $5  $8  Source: Company materials  Note: Adjusted gross profit / margin and adjusted EBITDA are non-GAAP financial measures; Zero values represent numbers less than $500,000; ¹ For the months ended march 31, 2022, represents the provision for earn out compensation that may become payable to certain employees who are former shareholders of Vendorin LLC, if performance criteria are archived. For the three months ended March 31, 2021, represents legal accounting and other professional fees incurred in connection with the acquisition of Vendorin LLC (2020); ² For the three months ended March 31, 2021, represents transaction costs associated with the business combination and charges associated with severance

 Condensed income statement  57     Year ended December 31,  Three months ended March 31,  ($M)  2019  2020  2021  2021  2022  Revenue:           Payment, Software and Advisory revenue   $103    $101    $110   $25  $30  Equipment sales   42    73    44   11  11  Total revenues   $145    $175    $154   $36  $41  Direct costs of revenues (excluding depreciation and amortization shown separately below):           Direct costs of Payment, Software and Advisory revenue   $35    $34    $36   $9  $10  Direct costs of equipment sales   39    71    40   11  8  Total direct costs of revenue   $73    $105    $75   $20  $18  Operating expenses:           Research and development   $2    $2    $3   $1  $1  Sales and marketing   29    27    27   6  6  General and administrative   18    18    47   6  7  Depreciation and amortization   17    19    24   6  6  Change in fair value of contingent consideration   2    -    -   -  -  Total operating expenses   $67    $65    $101   $19  $21  Operating (loss) income   $4    $4    ($22)  ($2)  ($1)  Net income:           Interest expense   ($9)   ($7)   ($9)  ($2)  ($2)  Interest income   0    0    0   0  0  Foreign exchange gain (loss)   0    (0)   0   0  0  Loss before income taxes and equity in income (loss) of affiliate   (5)   (2)   (31)  (4)  (0)  (Provision) benefit for income taxes   1    5    (1)  (2)  (0)  Equity in income (loss) of affiliate   (0)   0    0   0  (0)  Net (loss) income   ($4)   $3    ($33)  ($7)  ($2)  Source: Company materials  Note: Adjusted gross profit / margin and adjusted EBITDA are non-GAAP financial measures; Zero values represent numbers less than $500,000

 Condensed balance sheet     58     As of December 31,  As of December 31,  As of December 31,  As of March 31,  As of March 31,  ($M)  2019  2020  2021  2021  2022 (Unaudited)  Assets           Cash and cash equivalents   $12    $11    $10   $10  $9  Accounts receivable, net   196    196    239   239  281  Rebates, fees, and other receivables  10   10    11   11  9  Inventories, prepaid expenses, and other current assets   14    20    18   17  30  Property and equipment, net   18    22    26   26  28  Goodwill   47    115    114   114  114  Other intangible assets, net   34    49    37   37  35  Other assets   6   5    13   13  13  Total assets   $338    $427    $469   $469  $524  Liabilities, mezzanine equity and stockholders' equity (deficit)           Current portion of long-term debt, net   $0    $1    $1   $0  $0  Accounts payable   117    136    153   153  204  Rebates payable   9    7    7   7  9  Accrued expenses and other current liabilities   36    22    27   27  28  Long-term debt, net   118    134    165   165  155  Deferred income taxes   -    0    2   2  2  Other liabilities   4   1    1   1  9  Total liabilities   $285    $301    $355   $355  $412  Mezzanine equity:           Redeemable preferred stock   -    $88    $110   $110  $115  Redeemable common stock   8    5    5   5  5  Stockholders' equity (deficit):           Total stockholders' equity (deficit)   $45    $33    ($1)  ($1)  ($9)  Total liabilities, mezzanine equity and stockholders' equity (deficit)   $338    $427    $469   $469  $524  Source: Company materials  Note: Adjusted gross profit / margin and adjusted EBITDA are non-GAAP financial measures; Zero values represent numbers less than $500,000

    Year ended December 31,  Three months ended March 31,  ($M)  2019  2020  2021  2021  2022  Cash flows from operating activities:           Net (loss) income   ($4)   $3    ($33)  ($7)  ($1)  Adjustments to reconcile net (loss) income to net cash flows (used in) provided by operating activities:           Depreciation and amortization   $17    $19    $24   $6  $6  Stock-based compensation   1    2    24   1  1  Accounts receivable and other receivables   (5)   (0)   (46)  (23)  (41)  Accounts payable   9    18    17   22  51  Accrued expenses and other current liabilities   18    (17)   3   0  2  Other   (4)   (5)   1   0  8  Net cash (used in) provided by operating activities   $32    $19    ($10)  $2  $15  Cash flows from investing activities:           Purchases of property and equipment (including software development)   ($11)   ($14)   ($17)  ($4)  ($5)  Proceeds from the sale of property and equipment   0    0    1   -  -  Payments for acquisition (net of cash acquired)   (52)   (79)   -   -  -  Net cash used in investing activities   ($63)   ($93)   ($16)  ($4)  ($5)  Cash flows from financing activities:           Proceeds from line of credit   $2,017    $1,984    $2,233   $475  $604  Repayments on line of credit   (1,979)   (1,996)   (2,202)  (474)  614  Proceeds from term loan   -    20    -   -  -  Repayment of term loan   (1)   (1)   (1)  (0)  (0)  Other   -   -   (4)   -   -  Net cash provided by financing activities   $34    $73    $26   ($0)  ($11)  Net (decrease) increase in cash and cash equivalents   $2    ($1)   ($1)  ($1)  ($1)  Condensed statement of cash flows     Note: Adj. revenue, Adj. Gross profit and Adj. EBITDA are non-GAAP financial measures; Zero values represent numbers less than $500,000  ¹ Includes: gain on sale of assets, bad debt expense, deferred income tax expense, amort. of debt issuance costs, change in fair value of contingent consideration, payment of contingent consideration on acquisitions, equity in loss (income) of affiliate, changes in operating assets and other liabilities, other assets & liabilities; ² Includes: debt issuance costs, preferred stock issuance costs, proceeds from issuance of preferred stock, repurchases of common stock, proceeds from issuance of common stock, payment of contingent liabilities, payment of offering costs  1  2  59

 Glossary  Term  Definition  Accounts payable (AP)  Workflows associated with providing payment for goods and services purchased from other companies. AP is a sub-set of the source-to-pay process  Accounts receivable (AR)  Workflows associated with collecting payment from customers for goods and services provided. AR is a sub-set of the order-to-cash process  Enhanced ACH  Automated Clearing House (ACH) electronic funds-transfer system offered with additional capabilities and services that help streamline payment processing for suppliers (i.e. fully integrated remittance data)  Merchant acquiring  Merchant acquiring is the process in which a provider underwrites and enables merchants to accept card payments by acting as a link between merchants, issuers, and payment networks  Order-to-cash (O2C)  Order-to-cash is the comprehensive workflows spanning from the receipt of an order through to the cash application. AR is a subset of the order-to-cash process  Procurement  Procurement is the act of sourcing and obtaining goods or services for business purposes. Procurement is a part of the source-to-pay process  Source-to-pay (S2P)  Source-to-pay is the end-to-end process for obtaining goods and services. S2P includes, among other processes, procurement and accounts payable  Virtual card  Virtual cards are a type of temporary and highly secure digital charge card provided to merchants to enable electronic payments  60

 Glossary – KPI / Financial  Term  Definition  Adjusted EBITDA  Adjusted EBITDA is defined as net profit/(loss) plus depreciation and amortization expenses, income tax expense/(benefit), other expense/(income), stock-based compensation expense, severance costs and acquisition and integration costs and other one time costs  Adjusted gross profit  Adjusted gross profit is defined as total revenues less total direct costs of revenue, excluding depreciation and amortization,  plus stock-based compensation expense included in total direct costs of revenue  Adjusted gross profit margin  Adjusted gross profit margin is defined as adjusted gross profit divided by revenue  Dollar-based net retention  Dollar-based net retention expresses the retained revenue from current customers as a percentage of revenue from the prior year after accounting for upsell, downsell, and churn  Monetized Transaction volume (MTV)  The dollar value of customer payment transactions that we process through our payment network and is a key driver of our payments revenue  Total whitespace  Total whitespace is calculated by multiplying 2,500 customers by the revenue opportunity for a fully engaged customer and then subtracting 2021A revenue; whitespace includes payments revenue opportunity  Transaction volume  Transaction volume refers to the total value of transactions processed during a specified period  61

 Risk factors  These Risk Factors are being provided to certain sophisticated institutional investors for potential investment in North Mountain Merger Corp. (“NMMC”) in connection with its proposed business combination with Corcentric, Inc. (“Corcentric”, “we”, “us” or “our”) (the “Business Combination”) and pursuant to which the combined company of Corcentric and NMMC will become a publicly traded operating company (“Combined Company” means Corcentric immediately after the Business Combination). Investing in the securities of NMMC (the “Securities”) to be issued in connection with the Business Combination involves a high degree of risk. Investors should carefully consider the risks and uncertainties inherent in an investment in us and in the Securities, including those described below, before subscribing for the Securities. If Corcentric cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, Corcentric’s business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only ones Corcentric faces. Additional risks that Corcentric currently does not know about or that Corcentric currently believes to be immaterial may also impair its business, financial condition or results of operations. You should review the Investor Presentation and perform your own due diligence, prior to making an investment in NMMC.  Risks Related to Corcentric’s Business and Industry:  Corcentric may not sustain its current rate of growth in the future.  Corcentric earns a substantial portion of its revenue from payment transactions and Corcentric’s growth is dependent upon the continued acceptance, security and adoption of its payment solutions.  Because Corcentric recognizes subscription revenues over the term of the contract, fluctuations in new sales and customer cancellations may not be immediately reflected in Corcentric’s operating results and may be difficult to discern.  Corcentric’s business depends substantially on its customers renewing their contracts and subscriptions and purchasing additional subscriptions from Corcentric. Corcentric’s business could be adversely affected if its customers are not satisfied with the services provided by Corcentric and do not renew their contracts or subscriptions.  A limited number of customer relationships are responsible for a significant portion of Corcentric’s revenue and cash flow. In addition, Corcentric is subject to credit risk resulting from its managed accounts receivable solutions. A decrease in sales to these customers or a change in these customers’ financial condition could materially harm Corcentric’s business and operating results.  If Corcentric fails to adapt and respond effectively to rapidly changing technology, evolving industry standards, changing regulations and payment methods, demand for product enhancements, new product features, and changing business needs, requirements or preferences, its products may become less competitive.  The markets in which Corcentric participates are competitive, and if Corcentric does not compete effectively, its operating results could be harmed.  Corcentric may require additional capital to support the growth of its business, and this capital might not be available on acceptable terms, if at all.  Corcentric’s business depends, in part, on Corcentric’s relationships with third parties, including partnerships with financial institutions, third party service providers, processing providers and other financial services f any of Corcentric’s agreements with such financial institutions, third party service providers, processing providers, or financial services providers are terminated, Corcentric could experience service interruptions.  The 2022 Russian invasion of Ukraine has affected and may continue to affect Corcentric's business operations.  Acquisitions, strategic investments, partnerships, collaborations or alliances could be difficult to identify and integrate, divert the attention of management, disrupt Corcentric’s business, dilute New Corcentric stockholder value, and adversely affect Corcentric’s operating results and financial condition.  62

 Risk factors (cont’d)  If Corcentric fails to manage its growth effectively, Corcentric may be unable to execute on its plans and strategies, maintain and grow customer adoption and use of its products and services, or adequately address competitive challenges.  Corcentric's ability to recruit, retain and develop qualified personnel is critical to its success and growth. If Corcentric is not able to effectively grow our sales and marketing organization, or grow an effective network of channel partners, it may be unable to increase its share of the existing markets or expand into new markets, which would inhibit its ability to grow and increase its profitability.  If Corcentric fails to offer high-quality customer support, or if its support is more expensive than anticipated, its business and reputation could suffer.  Corcentric’s private commerce network solutions strategy is in part dependent upon its ability to provide value to both buyers and suppliers within the network. Failure to do so could have a material adverse effect on Corcentric’s business and results of operations.  Corcentric relies on fees and rebates that it receives from its private commerce network solutions suppliers. The failure to maintain contracts with these private commerce network solutions suppliers could adversely affect Corcentric’s business, financial condition and results of operations.  Risks Related to Information Technology, Cybersecurity and Intellectual Property:  Corcentric facilitates the transfer of customer funds daily, and is subject to the risk of errors, which could result in financial losses, damage to its reputation, or loss of trust in its brand, which would harm its business and financial results.  If Corcentric’s security measures are breached or unauthorized access to customer data is otherwise obtained, Corcentric’s platform or products may be perceived as not being secure, customers may reduce the use of or stop using Corcentric’s products and platform and Corcentric may incur significant liabilities.  Corcentric’s risk management efforts may not be effective to prevent fraudulent activities by its customers, employees or other third parties, which could expose Corcentric to material financial losses and liability and otherwise harm its business.  If Corcentric fails to adequately protect its proprietary rights, its competitive position could be impaired and it may lose valuable assets, generate less revenue and incur costly litigation to protect its rights.  Corcentric may be sued by third parties for various claims including alleged infringement of its proprietary rights, which could be costly and time-consuming to defend.  Indemnity and liability provisions in various agreements potentially expose Corcentric to substantial liability for intellectual property infringement, data protection, and other losses.  63

 Risk factors (cont’d)  Risks Related to Regulation:  Corcentric relies on various exemptions from licensing, and regulators may find that it has violated applicable laws or regulations.  The regulatory environment Corcentric operates in is subject to constant change, and new regulations could make aspects of its business as currently conducted no longer possible.  Risks Related to North Mountain and the Business Combination:  There can be no assurance that New Corcentric Common Stock will be approved for listing on Nasdaq or that New Corcentric will be able to comply with the continued listing standards of Nasdaq.  If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of North Mountain’s securities or, following the Closing, New Corcentric’s securities, may decline. A market for our securities may not continue, which would adversely affect the liquidity and price of our securities.  Following the consummation of the Business Combination, New Corcentric will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations.  The North Mountain Board did not obtain a fairness opinion in determining whether or not to proceed with the Business Combination and, as a result, the terms may not be fair from a financial point of view to the Public Stockholders.  North Mountain’s Sponsor, officers and directors have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement/prospectus.  64